SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 30, 2000

                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            0-21249                      22-3423087
(State or other                     (Commission                  (IRS Employer
jurisdiction of                     File Number)                 Identification
incorporation)                                                   Number)

2650 North Military Trail, Suite 350, Boca Raton, Florida        33431
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (561) 997-0323

                                       n/a
             (Former name or address, if changed since last report)

      Item 5. Other Events

      On March 20, 2000, Grand Court Lifestyles, Inc. (the "Company") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey (the "Court") under Chapter 11 of the United States Bankruptcy Code.

      On November 30, 2000, Paul Jawin, a member of the Company's Board of Directors and Chief Operating Officer of the Company, resigned effective as of December 1, 2000 his positions as director and officer with the Company and its affiliates.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GRAND COURT LIFESTYLES, INC.


                              By: /s/ John Luciani
                              JOHN LUCIANI,
                              Chairman of the Board and Chief Executive Officer

Dated: December 4, 2000